Net Loss Per Share Attributible to Ordinary Sharholders (Details) - Schedule of sets forth the computation of basic and diluted net loss per share attributable - USD ($)
$ / shares in Units, $ in Thousands
9 Months Ended
		Sep. 30, 2022	Sep. 30, 2021
Numerator:
Net loss		$ (29,383)	$ (42,245)
Denominator:
Weighted-average shares used in computing net loss per share attributable to ordinary shareholders, basic and diluted*	[1]	63,341,817	9,596,666
Net loss per share attributable to ordinary shareholders, basic and diluted		$ (0.46)	$ (4.4)

[1]	Prior share and per share information has been retroactively adjusted to reflect the recapitalization of the Company on October 7, 2021, which included the conversion of preferred shares and exercise of warrants, a 1:46.25783 stock split and a change in the par value per share of the ordinary shares from NIS 0.01 to NIS 0.000216 per share. See Note 7.